EXHIBIT 10.25

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of June __, 2011, by and among Inuvo, Inc., a Nevada corporation (the “Company”), and the individuals and entities listed on Schedule A hereto (each, a “Purchaser” and collectively, the “Purchasers”).

R E C I T A L S

WHEREAS, the Company and the Purchasers are parties to a Subscription Agreement dated as of the date hereof (the “Subscription Agreement”);

WHEREAS, pursuant to the Subscription Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”) to certain purchasers under the Subscription Agreement who may be deemed to be affiliates of the Company.

NOW, THEREFORE, in consideration of the promises, covenants and conditions set forth herein, the parties hereto hereby agree as follows:

1. Registration Rights.

 1.1 Definitions.  As used in this Agreement, the following terms shall have the meanings set forth below:

(a) “Commission” means the United States Securities and Exchange Commission.

(b) “Common Stock” means the Company’s common stock, par value $0.001 per share.

(c) “Closing Date” means the Closing Date as defined in the Subscription Agreement.

(d) “Effectiveness Date” means the 65th day following the Closing Date.

(e) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(f) The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(g) “Registrable Securities” means any of the Shares or any securities issued or issuable as (or any securities issued or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Shares.

(h) “Rule 144” means Rule 144 as promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(i) “Shares” means the shares of the Common Stock issued pursuant to the Subscription Agreement and the shares of Common Stock issuable upon exercise of the Warrants.

(j) “Trading Day”  means any day on which the Common Stock is traded on the exchange or market where the Common Stock is principally traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

(k) “Warrants” means the warrants to purchase Common Stock issued pursuant to the Subscription Agreement.

 1.2 Mandatory Registration.

(a) As soon as practicable following the Closing Date, the Company shall prepare and file with the Commission a registration statement covering the resale of the  Registrable Securities by the Purchasers on a continuous basis pursuant to Rule 415.  The registration statement shall be on Form  S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, such registration shall be on another appropriate form in accordance herewith).  The Company shall cause the registration statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the Effectiveness Date.  The Company shall keep the registration statement continuously effective under the Securities Act until the date on which all Registrable Securities have been sold (the “Effectiveness Period”).

(b) If: (i) the Company fails to cause the registration statement to be declared effective by the Effectiveness Date or (ii) after the Effectiveness Date, the registration statement ceases for any reason to remain continuously effective as to all Registrable Securities or the Purchasers are not permitted to utilize the prospectus contained therein to resell such Registrable Securities for 10 consecutive Trading Days or an aggregate of 15 Trading Days during any 12 month period (which need not be consecutive Trading Days)  (any such failure or breach being referred to as an “Event,” and the date on which such Event occurs being referred to as the “Event Date”), then, on each such Event Date (and on each monthly anniversary thereof until the applicable Event is cured) the Company shall pay to each Purchaser an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of (x) the aggregate purchase price paid by such Purchaser pursuant to the Subscription Agreement for the Registrable Securities then held by such Purchaser, and (y) if the Warrants are “in the money” and then held by the Purchaser, the value of any outstanding Warrants (valued at the difference between the average Closing Sale Price (as defined in the Warrants) during the month immediately preceding the applicable month and the Exercise Price (as defined in the Warrants) multiplied by the number of shares of Common Stock into which the Warrants are exercisable).  In no event, will liquidated damages hereunder exceed $50,000 in the aggregate.  If the Company fails to pay any liquidated damages pursuant to this Section 1(b) in full within seven days after the date payable, the Company will pay interest thereon at a rate of 15% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Purchaser, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event.

(c) The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to this Section 1.2 for each Purchaser, including (without limitation) all registration, filing and qualification fees, printer’s fees, accounting fees and fees and disbursements of counsel for the Company, but excluding underwriting discounts and commissions relating to Registrable Securities and fees and disbursements of counsel for the Purchasers.  The Company will also pay the reasonable fees and expenses of one legal counsel to the Purchasers.

2. Registration Procedures.

 2.1 Company’s Obligations.

(a) Whenever required hereunder to effect the registration of any Registrable Securities, the Company shall, as expeditiously as possible:

(i) prepare and file with the Commission a registration statement with respect to such Registrable Securities and cause such registration statement to become effective by the Effectiveness Date and keep such registration statement effective during the Effectiveness Period.  The Company shall ensure that any such registration statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading;

(ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(iii) use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a registration statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest practicable moment;

(iv) (A) allow each Purchaser and its legal counsel to review and comment upon (i) any registration statement at least five (5) business days prior to its filing with the Commission and (ii) all amendments and supplements to any registration statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any similar or successor reports) within a reasonable number of days prior to their filing with the Commission, and (B) not file any registration statement or amendment or supplement thereto in a form to which legal counsel to any Purchaser reasonably objects.  The Company shall not submit a request for acceleration of the effectiveness of a registration statement or any amendment or supplement thereto without the prior approval of the Purchasers, which consent shall not be unreasonably withheld;

(v) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Purchasers; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(vi) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering (each Purchaser participating in such underwriting shall also enter into and perform its obligations under such an agreement);

(vii) notify the Purchasers (which notice shall, pursuant to clauses (ii) through (vi) hereof, be accompanied by an instruction to suspend the use of the registration statement and the prospectus contained therein until the requisite changes have been made) as promptly as reasonably possible (i) (A) when a prospectus or any prospectus supplement or post-effective amendment to a registration statement is proposed to be filed and (B) with respect to any such post-effective amendment to a registration statement, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to the registration statement (including the prospectus contained therein) or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a registration statement ineligible for inclusion therein or any statement made in such registration statement untrue in any material respect or that requires any revisions to such registration statement so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a registration statement or prospectus contained therein; provided that the Company shall not disclose the nature of such information to the Purchaser;

(viii) cause all such Registrable Securities registered pursuant hereto to be listed or traded on each securities exchange or other trading market on which similar securities issued by the Company are then listed or traded; and

(ix) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration statement.

 2.2 Purchaser’s Obligation to Furnish Information.  Each Purchaser shall furnish to the Company such information regarding such Purchaser, the Registrable Securities held by such Purchaser, and the intended method of disposition of such securities as shall be reasonably required by the Company to effect the registration of such Purchaser’s Registrable Securities pursuant to this Agreement.

3. Indemnification and Contribution.

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Purchaser, any underwriter (as defined in the Securities Act) for such Purchaser and each person, if any, who controls such Purchaser or underwriter within the meaning of the Securities Act or the Exchange Act and such Purchaser’s or underwriter’s officers, directors and employees, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto (collectively, the “Filings”), (ii) the omission or alleged omission to state in the Filings a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay any legal or other expenses reasonably incurred by any person to be indemnified pursuant to this Section 3(a) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 3(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration statement by such Purchaser, underwriter or controlling person or officer, director or employee of such Purchaser or underwriter.

(b) To the extent permitted by law, each Purchaser will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter, any other Purchaser selling securities pursuant to such registration statement and any controlling person of any such underwriter or other Purchaser, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Purchaser expressly for use in connection with such registration; and each such Purchaser will pay any legal or other expenses reasonably incurred by any person to be indemnified pursuant to this Section 3(b) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 3(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Purchaser (which consent shall not be unreasonably withheld); provided, that in no event shall any indemnity under this subsection 3(b) exceed the net proceeds from the offering received by such Purchaser.

(c) Promptly after receipt by an indemnified party under this Section 3 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 3, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 3.

(d) If the indemnification provided for in Section 3(a) and/or Section 3(b) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such loss, liability, claim or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  In no event shall any Purchaser be required to contribute an amount in excess of the net proceeds from the offering received by such Purchaser.

(e) The obligations of the Company and each Purchaser under this Section 3 shall survive the completion of any offering of Registrable Securities.

4. Reports Under Exchange Act.  With a view to making available the benefits of certain rules and regulations of the Commission, including, without limitation, Rule 144, that may at any time permit a Purchaser to sell securities of the Company to the public without registration or pursuant to a registration statement on Form S-3, the Company agrees to:

(a) make and keep public information available, as those terms are understood within the meaning of Rule 144;

(b) cause its Common Stock to continue to be registered under Sections 12(b) or Section 12(g) of the Exchange Act, and to not take any action or file any document (whether or not permitted by the Exchange Act, the rules and regulations promulgated under the Exchange Act, the Securities Act or the rules and regulations promulgated under the Securities Act) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination; and

(c) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, comply with all of its obligations under the Securities Act and Exchange Act  and otherwise satisfy all of the eligibility requirements for use of Form S-3.

5. Miscellaneous.

 5.1 Governing Law.  This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Florida applicable to contracts made and to be performed entirely therein, without giving effect to the rules of conflicts of law.  The Parties agree that the courts of the County of Pinellas County, State of Florida shall have sole and exclusive jurisdiction and venue for the resolution of all disputes arising under the terms of this Agreement and the transactions contemplated herein shall be the venue and exclusive proper forum in which to adjudicate any case or controversy arising either, directly or indirectly, under or in connection with this Agreement and the parties further agree that, in the event of litigation arising out of or in connection with this Agreement in these courts, they will not contest or challenge the jurisdiction or venue of these courts. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

 5.2 Waivers and Amendments.  This Agreement may be terminated and any term of this Agreement may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and all of the Purchasers.

 5.3 Successors and Assigns.  Except as otherwise expressly provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

 5.4 Entire Agreement.  This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein.

 5.5 Notices.  All notices and other communications required or permitted under this Agreement shall be delivered in accordance with Article VI of the Subscription Agreement.

 5.6 Interpretation.  The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.”  The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

 5.7 Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded, and shall be enforceable in accordance with its terms.

 5.8 Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

 5.9 Execution and Delivery.  A facsimile, or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first set forth above.

“Company” INUVO, INC.

By:
Name:
Title:

[COMPANY SIGNATURE PAGE TO REGISTATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first set forth above.

“Purchaser” [Bridgehampton Funds]

By:
Name:
Title:

 [PURCHASER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

Schedule A

Purchasers

[Bridgehampton Funds]

10